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                          The Target Portfolio TrustSM
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                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000

How the Trust is Managed

The section entitled 'How the Trust is Managed' is amended as follows.

         The first three paragraphs under 'Large Capitalization Value Portfolio' are amended to read in their entirety as follows:

         J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley are the Advisers for the Large Capitalization Value Portfolio. For their services as Advisers, J.P. Morgan and Hotchkis and Wiley each receive a fee from PIFM at the annual rate of .30% of the average daily net assets of the portion of the Portfolio it manages.

         J.P. Morgan was created in 1984 out of the Trust and Investment Division of Morgan Guaranty Trust Company of New York. J.P. Morgan manages assets for retirement plans, endowments, foundations, public entities, mutual funds and other institutional investors. As of March 31, 2000, J.P. Morgan managed assets totaling approximately $376 billion. The address of J.P. Morgan is 522 Fifth Avenue, New York, NY 10036.

         Bernard Kroll and Nanette Buziak have managed the assets of the Portfolio since May 2000. Mr. Kroll is a Managing Director of J.P. Morgan and a portfolio manager in its Structured Equity Group. Prior to joining J.P. Morgan in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co., founded his own options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co. Ms. Buziak is a portfolio manager in J.P. Morgan's Structured Equity Group. Prior to joining J.P. Morgan in 1997, Ms. Buziak spent four years at First Marathon America, Inc., where she specialized in convertible bond arbitrage and stock index arbitrage trading.

The date of this Supplement is May 25, 2000.
TMF158C1